Dear Shareholder:

The Meridian Value Fund Prospectus has been revised. This information is important and should be kept with a copy of your Prospectus.
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			      Meridian Fund, Inc.
			      Meridian Value Fund
		       Supplement Dated January 2, 1998
		    to the Prospectus Dated October 28, 1997


The Prospectus of the Meridian Value Fund is supplemented as follows:

1. By deleting the number 9.17% and replacing it with the number 49.17% for the line item entitled "Total Return" for the fiscal year ended June 30, 1996 in the table entitled "Financial Highlights," on page 5 of the Prospectus.

2. By deleting the phrase "(in thousands)" at the end of the line item entitled "Net Assets, End of Period".

Please insert this Supplement in the front of your Prospectus. If you would like more information, you can call the Fund at 800-446-6662.

				  MF-MV-SUP